CERTIFICATION
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002



The undersigned, the President of the 1838 Investment Advisors Funds (the "Funds") hereby certifies, with respect to the Fund's Form N-CSR for the period ended October 31, 2004 as filed with the Securities and Exchange Commission pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.




  Date:     July 8, 2005                            /s/  Hans van den Berg
           ---------------------------              ----------------------------
                                                    Hans van den Berg
                                                    President
                                                   (Principal Executive Officer)

                                  CERTIFICATION
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002



The undersigned, the Secretary and Treasurer of the 1838 Investment Advisors Funds (the "Funds") hereby certifies, with respect to the Fund's Form N-CSR for the period ended October 31, 2004 as filed with the Securities and Exchange Commission pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.




  Date:    July 8, 2005                             /s/ Daniel N. Mullen
           --------------------------               ----------------------------
                                                    Daniel N. Mullen
                                                    Secretary and Treasurer
                                                   (Principal Financial Officer)